Exhibit 10.18

[2024 LTIP Summary Plan Description]

Long-Term Incentive Plan

Summary Plan Description

Updated February 2024

I. PURPOSE

Pactiv Evergreen Inc. (the “Company”) has established this 2024 Long-Term Incentive Plan (this “Plan”) to provide equity grants to individuals who make important contributions to the Company’s long-term performance. Specific Plan objectives are to:

•
Recognize and reward individuals who contribute to driving the organization’s financial performance over the long-term;
•
Align business strategy and leadership objectives through focusing on growth and profitability and creating long-term shareholder value; and
•
Strengthening the link between organizational success over time and individual total compensation, delivering value to both the individual and shareholders.

Participants are awarded grants annually. Depending on salary grade, the grants are a combination of Restricted Stock Units (“RSUs”) and Performance Share Units (“PSUs”) (for VP, or salary grade 12, and above), or 100% RSUs (below VP, or salary grade 12, level), based upon overall plan design approved by the Compensation Committee of the Board of Directors (the “Committee”).

II. PLAN DESCRIPTION

The Plan promotes a pay for performance model and provides the opportunity for eligible individuals to receive equity grants based on business and individual achievements. This document outlines the overall design and administration of the Plan. The Committee reserves the right to adjust the Plan as circumstances warrant, in its sole discretion, including in the event of significant corporate events such as acquisitions or divestitures that impact previously-established goals. Except as otherwise determined by the Committee, the Chief Human Resources Officer shall determine which employees of the Company and its subsidiaries are eligible for participation in the Plan eligibility (and the Chief Executive Officer may also determine or revoke eligibility). Approval from the Chief Human Resources Officer (or Chief Executive Officer) must be obtained prior to offering the opportunity to participate in the Plan to any employee or candidate for employment.

The participant’s specific award terms and contractual obligations are outlined in their 2024 Performance Share Unit (PSU) Award Agreement and/or 2024 Restricted Stock Unit (RSU) Award Agreement (collectively, the “Agreements”).

III. PLAN ADMINISTRATION

This document outlines the overall design and administration of the Plan. The Committee reserves the right to make changes to this Plan to the extent that it, in its sole discretion, considers it appropriate. The Company may terminate any employee compensation plan, including the Plan, at any time with or without notice, and no participant has a right to any payment hereunder, except as otherwise set forth in an Agreement.

Eligibility: Plan eligibility is based on the individual’s position, as set out below. Participants must be regular, full-time employees in order to be eligible for a grant of RSUs or PSUs under the Plan, and the terms of their Agreements govern eligibility for vesting of the RSUs or PSUs awarded.

Unless otherwise determined by the Chief Executive Officer or Chief Human Resources Officer in individual cases, the following roles are eligible for participation in the Plan within the U.S. & Canada for Pactiv Evergreen Inc. or any of its subsidiaries:

•
All salaried exempt roles in salary grades 10 and above
•
All salaried exempt Plant Manager and Warehouse Leader roles, regardless of salary grade

Target Plan Award Amount: Each participant is provided with a target Plan award amount, which is a valuation in dollars determined by multiplying the Participant’s base salary on the grant date by his or her individual target award opportunity, which is a percentage determined in advance by the Chief Executive Officer or Chief Human Resources Officer for each participant, typically based on his or her position. For VP (salary grade 12) levels and above, each participant’s target Plan award amount is then divided by two to produce his or her target RSU award amount and target PSU award amount. For levels below VP (salary grade 12), the RSU award amount is a straight calculation based on their base salary and individual target award opportunity.

Number of RSUs: On the grant date, the participant will be awarded a number of RSUs determined by dividing his or her target RSU award amount by the closing price of the Company’s common stock on the grant date (rounding to the nearest share).

These RSUs then vest in installments that are as equal as possible over a three-year period, on the first, second, and third anniversaries of the date of the grant.

•
1 year grant date anniversary – one-third vested
•
2 year grant date anniversary – two-thirds vested
•
3 year grant date anniversary – 100% vested

Unvested RSUs are generally forfeited if the participant leaves the company. The specific terms are outlined in the participant’s RSU Award Agreement.

RSU Award Calculation Example:

Example: RSU Award Calculation for VP (SG12) Level and Above
Base Salary	$100,000
LTI Target Award Opportunity	10%
LTI Target Award Amount	$10,000
RSU Mix	50%
RSU LTI Target Award Amount	$5,000	*50% of $10,000
Grant Date Closing Stock Price	$10
RSUs Granted	500 units	*$5,000 / $10
Stock Price at Vesting	$20
RSU LTI Award	$10,000	*500 units * $20

Example: RSU Award Calculation for Levels Below VP (SG12)
Base Salary	$100,000

LTI Target Award Opportunity	10%
LTI Target Award Amount	$10,000
RSU Mix	100%
RSU LTI Target Award Amount	$10,000
Grant Date Closing Stock Price	$10
RSUs Granted	1,000 units *$10,000 / $10
Stock Price at Vesting	$20
RSU LTI Award	$20,000 *1,000 units * $20

Target Number of PSUs: On the grant date, participants entitled to PSUs will be awarded a number of PSUs determined by dividing their target PSU award amount by the closing price of the Company’s common stock on the grant date (rounding to the nearest share). All PSUs vest simultaneously on the third anniversary of the grant date. Each PSU that vests on that anniversary will be converted into shares of Company common stock at a ratio between 50% to 200% based on the Company’s performance against pre-determined performance metrics that the Committee establishes at the time of the grant.

Unvested PSUs are generally forfeited if the participant leaves the company. The specific terms are outlined in the participant’s PSU Award Agreement.

PSU Award Calculation Example:

Example: PSU Award Calculation
Base Salary	$100,000
LTI Target Award Opportunity	10%
LTI Target Award Amount	$10,000
PSU Mix	50%
PSU LTI Target Award Amount	$5,000	*50% of $10,000
Grant Date Closing Stock Price	$10
PSUs Granted	500 units	*$5,000 / $10
Achieved Performance Result	at Threshold - 50% payout
Total Shares Received Upon PSU Vesting	250	*100% X 500 units X 50% payout
Stock Price at Vesting	$20
PSU LTI Award at Vesting	$5,000	*250 units * $20

New Hires/Rehires: Employees who are hired or rehired after the date of the regular Committee meeting occurring in closest proximity to the filing of the Company’s Annual Report on Form 10-K may not participate in the 2024 LTIP program without the approval of the Chief Human Resources Officer or Chief Executive Officer and the Committee. Otherwise, eligible new hires/rehires will participate the following year.

Job Transfers: Employees who transfer into an LTIP eligible role after the Committee meeting referred to above may not participate in the 2024 LTIP program without the approval of the Chief Human Resources Officer or Chief Executive Officer and the Committee. Otherwise, eligible transfers will participate the following fiscal year.

Employees who transfer out of LTIP eligible roles after they receive an LTIP award will retain the LTIP grants that they have already received, subject to the provisions outlined in their RSU Award Agreement and/or PSU Award Agreement concerning continued active employment, as applicable. They will be ineligible to receive additional LTIP grants moving forward unless they transfer back into an LTIP eligible role.

Leaves of Absence (LOA): Employees on a leave of absence at the time an LTIP award is made are not eligible for an LTIP award.

Death or Retirement: The applicable Agreement contains provisions relating to what happens to awards if the participant dies or retires, and participants are strongly encouraged to review their Agreements and consult their legal and financial advisors.

IV. TAX LIABILITY & WITHHOLDING REQUIREMENTS

Although the Company will typically withhold applicable taxes from employees’ RSUs and PSUs that vest from time to time, each participant is responsible for the payment of income and other taxes and similar obligations that are associated with the vesting of his or her RSUs and PSUs.

[2023 LTIP Summary Plan Description]

Long-Term Incentive Plan

Summary Plan Description

I. PURPOSE

Pactiv Evergreen Inc. (the “Company”) has established this Long-Term Incentive Plan (this “Plan”) to provide equity grants to individuals who make important contributions to the Company’s long-term performance. Specific Plan objectives are to:

•
Recognize and reward individuals who contribute to driving the organization’s financial performance over the long-term;
•
Align business strategy and leadership objectives through focusing on growth and profitability and creating long-term shareholder value; and
•
Strengthening the link between organizational success over time and individual total compensation, delivering value to both the individual and shareholders.

Participants are awarded grants annually. The grants are a combination of Restricted Stock Units (“RSUs”) and Performance Share Units (“PSUs”) based upon overall plan design approved by the Compensation Committee of the Board of Directors (the “Committee”).

II. PLAN DESCRIPTION

The Plan promotes a pay for performance model and provides the opportunity for eligible individuals to receive equity grants based on business and individual achievements. This document outlines the overall design and administration of the Plan. The Committee reserves the right to adjust the Plan as circumstances warrant, in its sole discretion, including in the event of significant corporate events such as acquisitions or divestitures that impact previously-established goals. Except as otherwise determined by the Committee, the Chief Human Resources Officer shall determine which employees of the Company and its subsidiaries are eligible for participation in the Plan eligibility (and the Chief Executive Officer may also determine or revoke eligibility). Approval from the Chief Human Resources Officer (or Chief Executive Officer) must be obtained prior to offering the opportunity to participate in the Plan to any employee or candidate for employment.

The participant’s specific award terms and contractual obligations are outlined in their applicable Restricted Stock Units (RSU) Award Agreement and/or Performance Share Units (PSU) Award Agreement (collectively, the “Agreements”).

III. PLAN ADMINISTRATION

This document outlines the overall design and administration of the Plan. The Committee reserves the right to make changes to this Plan to the extent that it, in its sole discretion, considers appropriate. The Company may terminate any employee compensation plan, including the Plan, at any time with or without notice, and no participant has a right to any payment hereunder, except as otherwise set forth in an Agreement.

Eligibility: Plan eligibility is based on the individual’s position, as set out below. Participants must be regular, full-time employees in order to be eligible for a grant of RSUs or PSUs under the Plan, and the terms of their Agreements govern eligibility for vesting of the RSUs or PSUs awarded.

Unless otherwise determined by the Chief Executive Officer or Chief Human Resources Officer in individual cases, the following roles are eligible for participation in the Plan within the U.S. & Canada for Pactiv Evergreen Inc. or any of its subsidiaries:

•
All salaried exempt roles in salary grades 10 and above
•
All salaried exempt Plant Manager and Warehouse Leader roles, regardless of salary grade

Target Plan Award Amount: Each participant is provided with a target Plan award amount, which is a valuation in dollars determined by multiplying the Participant’s base salary on the grant date by his or her individual target award opportunity, which is a percentage determined in advance by the Chief Executive Officer and/or Chief Human Resources Officer for each participant, typically based on his or her position. Then, each participant’s target Plan award amount is divided equally to produce his or her target RSU award amount and target PSU award amount.

Executive Officer Targets: The Committee shall reevaluate the target Plan award amounts for executive officers of the Company within the meaning of the Securities Exchange Act of 1934, as amended, from time to time and in the course of such reevaluation may revise such officers’ target Plan award amounts.

Number of RSUs: On the grant date, subject to the Committee’s approval, the participant will be awarded a number of RSUs determined by dividing his or her target RSU award amount by the closing price of the Company’s common stock on the grant date (rounding to the nearest share).

These RSUs then generally (and subject to the details contained in the applicable award agreement) vest in installments that are as equal as possible over a three-year period, on the first, second, and third anniversaries of the date of the grant.

•
1 year grant date anniversary – one-third vested
•
2 year grant date anniversary – two-thirds vested

•
3 year grant date anniversary – 100% vested

Unvested RSUs are generally (and subject to the details contained in the appliable award agreement) forfeited if the participant leaves the company.

RSU Award Calculation Example:

Example: RSU Award Calculation
Base Salary	$100,000
LTI Target Award Opportunity	10%
LTI Target Award Amount	$10,000
RSU Mix	50%
RSU LTI Target Award Amount	$5,000	*50% of $10,000
Grant Date Closing Stock Price	$10
RSUs Granted	500 units	*$5,000 / $10
Stock Price at Vesting	$20
RSU LTI Award	$10,000	*500 units * $20

Target Number of PSUs: On the grant date, subject to the Committee’s approval, the participant will be awarded a number of PSUs determined by dividing his or her target PSU award amount by the closing price of the Company’s common stock on the grant date (rounding to the nearest share). All PSUs generally (and subject to the details contained in the applicable award agreement) vest simultaneously on the third anniversary of the grant date. Each PSU that vests on that anniversary will then generally be converted into shares of Company common stock at a ratio between 0% to 200% based on the Company’s performance against pre-determined performance metrics that the Committee established at the time of the grant.

Unvested PSUs are generally (and subject to the details contained in the applicable award agreement) forfeited if the participant leaves the company.

PSU Award Calculation Example:

Example: PSU Award Calculation
Base Salary	$100,000
LTI Target Award Opportunity	10%
LTI Target Award Amount	$10,000
PSU Mix	50%
PSU LTI Target Award Amount	$5,000	*50% of $10,000
Grant Date Closing Stock Price	$10
PSUs Granted	500 units	*$5,000 / $10
Achieved Performance Result	at Threshold - 50% payout

Adjusted EBITDA in 2025	100% weight
Total Shares Received Upon PSU Vesting	250	*100% X 500 units X 50% payout
Stock Price at Vesting	$20
PSU LTI Award at Vesting	$5,000	*250 units * $20

New Hires/Rehires: Employees who are hired or rehired after the date of the regular Committee meeting occurring in closest proximity to the filing of the Company’s Annual Report on Form 10-K may not participate in that year’s LTIP program without the approval of the Chief Human Resources Officer or Chief Executive Officer and the Committee. Otherwise, eligible new hires/rehires will participate the following year.

Job Transfers: Employees who transfer into an LTIP eligible role after the Committee meeting referred to above may not participate in the 2023 LTIP program without the approval of the Chief Human Resources Officer or Chief Executive Officer and the Committee. Otherwise, eligible transfers will participate the following fiscal year.

Employees who transfer out of LTIP eligible roles after they receive an LTIP award will retain the LTIP grants that they have already received, subject to the provisions outlined in their RSU Award Agreement and/or PSU Award Agreement concerning continued active employment, as applicable. They will be ineligible to receive additional LTIP grants moving forward unless they transfer back into an LTIP eligible role.

Leaves of Absence (LOA): Employees on a leave of absence at the time an LTIP award is made are not eligible for an LTIP award.

Death or Retirement: The applicable Agreement may contain provisions relating to what happens to awards if the participant dies or retires, and participants are strongly encouraged to review their Agreements and consult their legal and financial advisors.

IV. TAX LIABILITY & WITHHOLDING REQUIREMENTS

Although the Company will typically withhold applicable taxes from employees’ RSUs and PSUs that vest from time to time, each participant is responsible for the payment of income and other taxes and similar obligations that are associated with the vesting of his or her RSUs and PSUs.